Exhibit 99.1

Safe harbor statement
2
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act
of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,”
“predicts,”
“projects,”
“should,”
“will,”
“would”
or
similar
expressions
and
the
negatives
of
those
terms
that
relate
to
future
events.
Forward-looking
statements
involve
known
and
unknown
risks,
uncertainties
and
other
factors
that
may
cause
Gogo’s
actual
results,
performance
or
achievements
to
be
materially
different
from
any
projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.
Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals
and
targets
will
be
realized.
In
particular,
the
availability
and
performance
of
certain
technology
solutions
yet
to
be
implemented
by
the
Company
set
forth
in
this
presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the SEC on
February 27, 2015.
Note to Certain Operating and Financial Data
In addition
to
disclosing
financial
results
that
are
determined
in
accordance
with
U.S.
generally
accepted
accounting
principles
(“GAAP”),
Gogo
also
discloses
in
this
presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under
GAAP,
and
when
analyzing
our
performance
or
liquidity,
as
applicable,
investors
should
(i)
use
Adjusted
EBITDA
in
addition
to,
and
not
as
an
alternative
to,
net
loss
attributable to common stock as a measure of operating results, and (ii) use Cash CAPEX in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity.
In
addition,
this
presentation
contains
various
customer
metrics
and
operating
data,
including
numbers
of
aircraft
or
units
online,
that
are
based
on
internal
company
data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information
and
data
are
reliable,
they
have
not
been
verified
by
an
independent
source
and
there
are
inherent
challenges
and
limitations
involved
in
compiling
data
across various geographies and from various sources.
©2015 Gogo
Inc. and Affiliates. Proprietary & Confidential.

Michael Small, CEO
Vision
Success Factors
Signposts
vision

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Video 1 GOGOAIR.COM | 11

Beneficiaries of connectivity

Industries	Projected connected aircraft industry revenue*
Airline **Commercial Jet** **Aircraft Engines** **Avionics**	**$30 billion**

*Gogo estimate

Secure, real-time credit card processing

onboard sales
main menu
DELTA

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

NASA
gogo
Traffic Aware Strategic Aircrew Requests
Saving a few minutes of time and gallons of fuel per flight

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

NASA
gogo
NASA analysis estimates an airline could save
Savings: $120,000-$150,000/yr per aircraft

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Cost: $600,000 – $2,000,000+
4 days to install per aircraft

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Source: USDOT 2014 Bureau of Transportation Statistics, Chicago Tribune 3/4/2014, Boeing Aero 2009 Readership Survey

Realize the promise of connected aircraft and extend our leadership

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Realize the promise of connected aircraft and extend our leadership

NETWORKS

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Realize the promise of connected aircraft and extend our leadership

NETWORKS

AIRCRAFT

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Realize the promise of connected aircraft and extend our leadership

NETWORKS

AIRCRAFT

HARDWARE / SOFTWARE

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Reliable networks
that deliver large amounts of
cost-efficient bandwidth

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Reliable networks
that deliver large amounts of
cost-efficient bandwidth
cost
coverage
capacity
reliability

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Devices proliferated,
taxing wireless networks everywhere

GOGOAIR.COM | 26

Airlines demand more bandwidth
and global coverage

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

2Ku: the best to market
second generation solution

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Many aircraft mean global scale
in order to leverage fixed costs

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Fixed costs

Network R & D

Global service

Hardware and software platforms

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Gol: latest full fleet commitment

GOL
500+ aircraft for 2Ku to date

Platforms

Hardware

Airborne servers

Universal Communication System (UCS)

Video Content Loader

OnePhone

Software

Ad server

Whitelisting

Merchandising Center

Live chat

Passenger account management

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Signposts

Network: ATG4, 2Ku, 14G

Aircraft: Larger full fleet awards

Services: Connected aircraft announcements

Numbers: Revenue growth / profitability trends

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Growing revenue drives profitability

11x
$408
$328
$160
$37
REVENUE($MM)
2009
2011
2013
2014

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Delivering on our commitments

Jon Cobin
Executive Vice President
Winning airlines

Anand Chari
Executive Vice President and Chief Technology Officer
Delivering more bandwidth

Ash ElDifrawi
Chief Commercial Officer
Growing revenue and enabling the connected aircraft

John Wade
Executive Vice President Business Aviation
Growing business aviation

Norman Smagley
Chief Financial Officer
Financial flight plan

gogo

Winning Aircraft Jon Cobin Executive Vice President, Global Airline Business Group GOGOAIR.COM | 38 ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

gogo

American Airlines | Virgin america | DELTA | UNITED

Alaska | US AIRWAYS | DELTA | American Airlines | DELTA

US AIRWAYS | DELTA | American Airlines | JAL JAPAN AIRLINES | AEROMEXICO

JAL JAPAN AIRLINES | Alaska | AIR CANADA | Vietnam Airlines | virgin atlantic

UNITED | American Airlines | DELTA | GOL

Gogo has the industry’s
leading track record
GOGOAIR.COM   |   39
ATG
2008
ATG
2010
2Ku, GGV
2013
ATG
2008
ATG
2009
ATG
2008
ATG
2011
ATG
2010
ATG, GGV
2011
GGV
2011
Ku, ATG4, GGV
2012
ATG4, GGV
2012
ATG4
2013
Ku
2013
GGV
2014
ATG, ATG4
2014
ATG4
2014
ATG4
2014
GX
2014
2Ku
2014
2Ku
2015
2Ku, GGV, IPTV
2015
GGV
2014
©2015 Gogo
Inc. and Affiliates. Proprietary & Confidential.

Leading the global market
GOGOAIR.COM   |   40
51%
MARKET SHARE
INSTALLED AIRCRAFT, GLOBAL
74%
WIN SHARE
SINCE 2Ku ANNOUNCED, GLOBAL
*Gogo estimates as of 6/22/15
*
*
©2015 Gogo
Inc. and Affiliates. Proprietary & Confidential.

Bigger than all our competitors combined
Other
Global Installed Aircraft
Alliance Commitments
(Percent of total commitments)
GOGOAIR.COM   |   41
68%
80%
29%
*Gogo estimates as of 6/22/15
©2015 Gogo
Inc. and Affiliates. Proprietary & Confidential.
1%
7%
9%
14%
19%
51%

The leading deals in the industry
GOGOAIR.COM   |   42
Wins
since
2Ku
announcement
in
April
2014
*
Number of Aircraft
*Gogo estimates as of 6/22/15
©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Gogo
Competitors

Meeting airlines’ needs Gogo’s unique strengths The market moving forward Agenda GOGOAIR.COM | 43 ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Video 2 GOGOAIR.COM | 44

A transformative opportunity for airlines
GOGOAIR.COM   |   45
Airline
differentiation
Better
passenger
experience -
less cost
Direct
revenue
opportunities
Operational
efficiency
Enhanced
safety
Benefits
Enabling the Connected Aircraft
©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Requires a different type of partner
GOGOAIR.COM   |   46
Best performance,
complete solutions,
most cost efficient
and most reliable
Unique experiences,
brand/business goals
Dedicated support:
operations, marketing,
business models
Connectivity
Technology
Systems &
Services
Taking Care of
Airlines
Managing complexity so airlines benefit from connected aircraft with EASE and RELIABILITY
©2015 Gogo
Inc. and Affiliates. Proprietary & Confidential.

With unique, end-to-end capabilities
GOGOAIR.COM   |   47
*Gogo
estimates as of 6/22/2015
Only Gogo has the end-to-end capabilities to meet airlines’ needs
Systems &
Services
Taking care
of airlines
Connectivity
technology
IFE Providers
Satellite
Providers
Content
providers
©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Meeting airlines’ needs Gogo’s unique strengths The market moving forward Agenda GOGOAIR.COM | 48 ©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Gogo’s unique strengths
GOGOAIR.COM   |   49
Multi-generational
technology
leadership
Letting airlines be
themselves
Unique experiences,
brand/business goals
End-to-end
service provider
Support: operations,
marketing, business
models
Connectivity
Technology
Systems &
Services
Taking Care of
Airlines
Best performance, complete
solutions, most cost efficient
and most reliable
GOGO
©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

Getting technology right matters
GOGOAIR.COM   |   50
Others
*Gogo
estimates  as of 6/22/2015
*
Gogo
won
the
first
generation
Cumulative
IFC
Installs
–
US
Market
©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
2008
2009
2010
2011
2012
2013
2014
2008
2009
2010
2011
2012
2013
2014

Getting technology right matters
GOGOAIR.COM   |   51
Others
UNINSTALLED
*
*Gogo estimates  as of 6/22/2015
Cumulative
IFC
Installs
–
US
Market
Gogo won the first generation
©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
2008
2009
2010
2011
2012
2013
2014
2008
2009
2010
2011
2012
2013
2014

The 2Ku advantage
GOGOAIR.COM   |   52
2Ku was designed to eliminate the trade-offs
*Gogo
estimates  as of 6/22/2015
Regional and global fleets
Cost and capacity of
regional Ka
Fully redundant, global
coverage
Dedicated capacity to aero
Internet + IPTV in one
system
The most aerodynamic
and bird strike tolerant
radome
©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
All Awards
Only Satcom Awards
Aircraft wins since 2Ku announcement
Gogo is winning the second generation
58%
13%
21%
11%
18%
2%
2%
GOGOAIR.COM   |   53
74%
0%
0%
0%
0%
*Gogo estimates as of 6/22/15
*
*

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Gogo’s unique strengths
GOGOAIR.COM   |   54
GOGO
Multi-generational
technology
leadership
Best performance, complete
solutions, most cost efficient
and most reliable
Letting airlines be
themselves
Unique experiences,
brand/business goals
End-to-end
service provider
Support: operations,
marketing, business
models
Connectivity
Technology
Systems &
Services
Taking Care of
Airlines

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Bandwidth is necessary,
but not sufficient
Gogo Connectivity Has Powered …
GOGOAIR.COM   |   55
Mobile
devices
IFE
systems
Laptops,
tablets
Custom
portals
Partner
applications

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Letting airlines be themselves
GOGOAIR.COM   |   56
Branding
opportunities
A natural extension of our airline customers’ digital strategies
Amenities for high
value customers
New ability for 1:1
communications

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©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Delta Air Lines Portal GOGOAIR.COM | 57

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MENU
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©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Alaska Beyond GOGOAIR.COM | 59

DELTA
CONNECT
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MY FLIGHT
GOGO ACCOUNT
Welcome to Delta Studio™
Enjoy free and premium streaming of popular Movies, TV shows and original web content, without a Gogo internet session.
DELTA STUDIO
Movies
TV
Web Series
All
All Movies
Gone Girl
Captain America: The Winter Soldier
Lone Survivor
Edge of Tomorrow
The Fault in Our Stars
Maleficent
CAPTAIN AMERICA
NEIGHBORS
Bad Words

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Delta Studio GOGOAIR.COM | 60

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Gogo’s unique strengths
GOGOAIR.COM   |   61
GOGO
Multi-generational
technology
leadership
Letting airlines be
themselves
Unique experiences,
brand/business goals
End-to-end
service provider
Support: operations,
marketing, business
models
Connectivity
Technology
Systems &
Services
Taking Care of
Airlines
Best performance, complete
solutions, most cost efficient
and most reliable

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Dedicated program management
Launch team
Certification and installation
Network configuration
Customized services & portal
Dedicated account-facing teams
Operational support
Marketing and product support
Managing retail services
Operational and service data
Taking care of airlines
GOGOAIR.COM   |   62
Launching New Airline Customers
Supporting Existing Airline Customers
Success requires a service provider skillset
–
partnering closely with airlines every day

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Facing airlines globally …
GOGOAIR.COM   |   63
Gogo is recognized as a leader globally
*Source:
Gogo
Global
Airline
Survey
November
2014
Gogo presence
63%
*
of airlines
consider Gogo for
IFC/IFE needs
61%
*
YOY increase
in consideration

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Meeting airlines’ needs Gogo’s unique strengths The market moving forward Agenda GOGOAIR.COM | 64

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
North American Airlines
IFC experience
Capacity expansion
Service expansion
–
Internet
–
Entertainment
–
Operations
Rest of World Airlines
No IFC experience
Dissatisfied with prior trials
High interest, but confused
The state of the market
Market needs may vary, but the skillset required is the same
GOGOAIR.COM   |   65
CA-NA
CA-ROW
Installed
Committed
Non-Committed
Aircraft
* Source: Boeing Current Market Outlook 2014-2033, excludes cargo aircraft
5,300
13,900
*

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
The global commercial aircraft market
GOGOAIR.COM   |   66
Source: Boeing Current Market Outlook 2014-2033, excludes cargo aircraft
North
America
6,200
Latin
America
1,000
Europe,
CIS
5,100
Middle
East,
Africa
1,900
Asia
Pacific
5,000

AEROMEXICO.

Vietnam Airlines

virgin atlantic

DELTA

GOL

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
The premier awards in the industry
2Ku, GGV
2014
GX
2014
2Ku
2014
2Ku
2015
2Ku, GGV, IPTV
2015
Excellent momentum
2Ku, IPTV,
Gogo Vision
GOGOAIR.COM   |   67
Twin and
single aisle
Retro and
line fit
Selected Recent Awards

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Positioned to win GOGOAIR.COM | 68 Leveraging Gogo’s unique strengths to meet the needs of airlines and connected aircraft

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Delivering More Bandwidth Anand Chari Executive Vice President & Chief Technology Officer

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. The Right Technology Equipping the Aircraft Being a Trusted Aero Communications Service Provider Agenda GOGOAIR.COM | 70

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Multi-generational technology framework
GOGOAIR.COM   |   71
0
20
40
60
80
100
120
1996
2001
2006
2011
2016
2018
SDSL
FTTH
VDSL2
GPON
VDSL
ADSL2+
EDGE
HSPA
HSPA
Evolved
LTE Advanced
GSM
GPRS
UMTS
HSDPA
HSUPA
LTE
Communication
technology
evolves
Bandwidth
demand expands
rapidly
Fixed networks
Mobile networks

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Gogo’s technology leadership
GOGOAIR.COM   |   72
0
20
40
60
80
100
120
1996
2001
2006
2011
2016
2018
SDSL
FTTH
VDSL2
GPON
VDSL
ADSL2+
EDGE
LTE Advanced
GSM
GPRS
UMTS
HSDPA
LTE
ATG
ATG-4
2Ku
Spot
beam
Next Gen
ATG
Ku
Ka
Critical factors driving
our technology
Cost
Coverage
Capacity
Reliability
Aero Performance
Fixed networks
Mobile networks
Gogo
Proven research and development track record
*Based
on
Gogo
estimates,
subject
to
technology
design
and
Gogo’s
access
to
sufficient
spectrum.
*
HSPA
Evolved
HSUPA
HSPA

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
A suite of solutions to serve the
global aero market
GOGOAIR.COM   |   73
Global
Regional
ATG
3.1
Mbps
Iridium
2.4
Kbps
2Ku
70-100
Mbps
Ka
30-50 Mbps
Ku
30-50 Mbps
Swift Broadband
432
Kbps
Next Gen ATG
100+
Mbps
ATG4
9.8
Mbps
Broadest suite of technologies and full fleet connectivity solutions

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Ground breaking innovations made broadband connectivity possible
1st economically viable connectivity solution
Unique advantages:
–
Low cost
–
Highly scalable
–
Light weight
–
Overnight installation
In-flight broadband connectivity
becomes reality
GOGOAIR.COM   |   74
ATG
ATG4
1    Generation
2    Generation
3    Generation
2008
2012
2015
2018e
st
nd
rd

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
2009
2010
2011
2012
2013
2014
Q1 2015
CA-NA
BA
5,200
broadband aircraft connected in 6 years
20 million flight hours
of experience
Most scale and experience in
delivering broadband connectivity
First generation powers up North America
GOGOAIR.COM   |   75
741
1,374
2,205
3,266
4,079
4,895
5,183
ATG Connected Aircraft

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
1st economically viable global
connectivity solution
Only technology that excels across all five critical factors
Global internet & IPTV
Record market adoption
Second generation
disrupts global aviation
GOGOAIR.COM   |   76
ATG
ATG4
2008
2012
2015
2018e
1st Generation
2nd Generation
3    Generation
2Ku
rd

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
2Ku: size and shape matters
2Ku Designed Specifically to
Maximize  Performance
Efficiency
2Ku
30 in
Traditional Gimbaled  Aperture
8 in
29 in
0 skew angle
90 skew angle
Antenna Size and Shape
Drive Performance
90
80
70
60
50
40
30
20
10
0
Elevation Angle
Typical Aero Antenna
2Ku (30in VICTS)
GOGOAIR.COM   |   77

■

■

■

60°N
30°N
0°
30°S
60°S
Typical Antenna Performance
VERY HIGH
VERY LOW

No single point of failure No skew angle issues Compatible with current and future satellites 2Ku outperforms standard antennas in over 98% of flight minutes GOGOAIR.COM | 78

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
2Ku superior aerodynamic
performance and reliability
GOGOAIR.COM   |   79
6.7
inches
>13
inches
Low profile radome equates to
low aero dynamic drag
Fewer moving parts:
no stepper motors, gears,
belts or pulleys
2Ku Radome
Traditional Radome

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
2Ku –
Only global technology
that leads across all 5 factors
GOGOAIR.COM   |   80
Coverage
–
True global
coverage
Aero
performance
–
Low
profile, low
fuel burn
Cost
-
50% cost advantage
Capacity
–
~180
satellites today; HTS satellites coming
Reliability
–
Fewer
moving parts, satellite redundancy
*As of June 2015
*

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
2Ku advantages result in wins
GOGOAIR.COM   |   81
FCC regulatory approval obtained
2Ku radome certified
Summer launch expected on our 737
Commercial launch expected by end of 2015
Record Adoption In 15 Months
On Schedule For Deployment
7
airlines
4
continents
North America,
South America,
Europe, Asia

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Gogo continues to innovate
GOGOAIR.COM   |   82
Next Gen ATG
ATG
ATG4
2008
2012
2015
2018e
2Ku
1st Generation
2nd Generation
3    Generation
rd
Ground-like bandwidth at a fraction
of satellite costs
Capacity solution
for North America
Leverages ATG network and
operational experience

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Uniquely positioned to develop and deploy
next gen ATG solution
3    Generation -
Next Gen ATG
Over 2,200
ATG aircraft with easy
upgrade path to Next Gen ATG
Time-to-Market
ATG patents & intellectual property
Lowest
Cost
Implementation
Minimal cell site build out
Operational
Experience
Experienced ATG network operator
Improved
coverage and reliability
Leverage current ATG network
GOGOAIR.COM   |   83
Next Gen ATG is contingent on access to spectrum
Gogo
Competitive
Advantage
rd
ATG design & development track record

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. The Right Technology Equipping the Aircraft Being a Trusted Aero Communications Service Provider Agenda GOGOAIR.COM | 84

Most experience in retrofitting aircraft
Retrofitting is not easy, but we do it very well…
GOGOAIR.COM   |   85
Business Aviation Retrofits
Commercial Retrofits
Gogo Vision Systems Installed
3,000
2,300+
2,000+
STCs –
Types of Fleets
Installation Times
75+
8 hours for ATG
< 3 days for Ku

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Strong progress on line-fit
GOGOAIR.COM   |   86
2Ku and other
satellite
solutions
progressing
for
Boeing 787, 737
& 777 and
Airbus A350
ATG4 provisions
offerable on
Boeing 737
today
The right
technology is
crucial

GOGOAIR.COM | 87 Video 3

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. The Right Technology Equipping the Aircraft Being a Trusted Aero Communications Service Provider Agenda GOGOAIR.COM | 88

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
What it means to be a service provider
GOGOAIR.COM   |   89
Custom portals
Billing
Roaming
Airline CRM
Interface
Monetization
E-commerce
In-flight problem
resolution
Live chat
Multiple languages
Maintenance hubs
Operations
support systems
Network
operations center
Network
Access
Integration
Reliability
Customer
Support
End-to-End
Service

GOGOAIR.COM | 90 Video 4

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Launch 2Ku with our current
customers
R&D for next gen ATG technology
Advance operational excellence
Delivering on our priorities over the next
12 months
GOGOAIR.COM   |   91
Continue
to deliver
more bandwidth
around the
world

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Growing Revenue & Enabling the Connected Aircraft Ash ElDifrawi Chief Commercial Officer GOGOAIR.COM | 92

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Passenger Connectivity New Product Update Airline Solutions and Services Operational Applications Agenda GOGOAIR.COM | 93

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Expanding services to meet airline
needs driving strong revenue growth
GOGOAIR.COM   |   94
Passenger                                                  Crew
Aircraft
New
Products
Airline
Solutions
and Services
Operational
Applications
Passenger
Connectivity
Gogo Suite of Offerings

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
ARPA showing strong growth even in
the face of capacity constraints
GOGOAIR.COM   |   95
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
0%
4%
8%
12%
16%
20%
24%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Take Rate %
Average Monthly Revenue per Aircraft
Take Rate vs. ARPA Growth
2012
2013
2014
2015
Balancing revenue growth with
customer experience and network performance

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©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Airline revenue management applied to telecom
Customized merchandizing engine
Distribution strategy focused on increasing yield, not usage
Sophisticated revenue management is
key driver for near-term growth
GOGOAIR.COM   |   96

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Agenda GOGOAIR.COM | 97 Passenger Connectivity New Product Update Airline Solutions and Services Operational Applications

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Breakdown of CA-NA Service Revenue
New product revenue is
meaningful and growing
GOGOAIR.COM   |   98
83%
17%
2012
Q1 2015
New Products
Connectivity
Revenues include GGV, text, custom portals, etc.
93%
7%

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Over 2,000
aircraft installed
Multiple new GGV
innovations launches in last
18 months
GGV demonstrating
high engagement with the
leisure traveler
Gogo Vision experiencing
explosive growth
GOGOAIR.COM   |   99
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Month to Month GGV Usage
2014
2015
36.8
%
*
* Compounded Monthly Growth Rate

AT&T
1:40 PM
52%
Welcome to Gogo Text
You have T-Mobile which means you can already send SMS text messages when you fly with Gogo.
Learn More
t-mobile.com
CONSUMER
BUSINESS
T · · Mobile ·
TEXT ON CLOUD NINE FOR ZERO EXTRA CHARGE
T-MOBILE IS THE ONLY WIRELESS CARRIER WITH FREE IN-FLIGHT TEXTING.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
T-Mobile deal
still going strong
OTT products
coming soon
Re-launching
our text app
Gogo building a suite of messaging
products to reach all the ways people text
GOGOAIR.COM   |   100
Creating a platform that enables a broad range of texting options

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Announced
first
partnership
with
GOL
Gogo TV brings live television programming to passengers’
own Wi-Fi  enabled devices
Most IPTV friendly solution
with the launch of 2Ku
Channels customized
by airline
Gogo expanding entertainment options
with Gogo TV
GOGOAIR.COM   |   101

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Agenda GOGOAIR.COM | 102 Passenger Connectivity New Product Update Airline Solutions and Services Operational Applications

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Our robust capabilities meet airline needs
and lay the foundation for the future
GOGOAIR.COM   |   103
Airline Customization at Scale &
Connected Aircraft
Controlled
internet
access
Flexible
API’s and
SDK’s
Ad Serving
Technology
Stack
Live Chat
and
Customer
Care
Merchandizing
engine
Real time
flight
information
CRM
integration
Seat
validation
technology
Unplugged
DRM
Global
content
distribution
(Spafax)
Turnkey
Payment
processing
Passenger
account
management
Content
filtering
Serving as the platform for…
Custom
portals

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©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
NYC to LA
Under the hood: Gogo’s custom portals
are much more than a slick design
GOGOAIR.COM   |   104
Demand based pricing
powered by
merchandizing engine
Targeted custom content
powered ad-technology
stack

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©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Under the hood: Gogo’s custom portals
are much more than a slick design
GOGOAIR.COM   |   105
Controlled internet access powered
by dynamic white listing

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©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Delta Studio taking full advantage of
GGV’s newest innovations
GOGOAIR.COM   |   106
Differentiated experiences powered
by Seat Validation Technology
Delta Mobile App powered by
DRM-friendly SDK

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The Hobbit:
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This film concludes the adventure of Bilbo Baggins, who joins the Wizard Gandalf and thirteen Dwarves on an epic quest to reclaim the lost Dwarf Kingdom of Erebor.
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Force Majeure
Wild
The Rise and Rise of Bitcoin
The Theory of Everything
Alexander and the Terrible, Horrible, No Good, Very Bad Day
Stretch

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Airlines responding to Gogo’s flexible and customizable IFE capabilities GOGOAIR.COM | 107 Customizable Turnkey Unplugged IFE

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Agenda GOGOAIR.COM | 108 Passenger Connectivity New Product Update Airline Solutions and Services Operational Applications

INFLIGHT SERVICES
MAINTENANCE
FLIGHT OPERATIONS
AIRCRAFT SYSTEMS

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Operational applications set to take off and Gogo is well positioned Four Components to the Connected Aircraft GOGOAIR.COM | 109

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Inflight service applications are already
making a difference
GOGOAIR.COM   |   110
Cabin Crew Enablement
81%
(1)
of airlines are expected to either
trial or have cabin crew tablet strategies
by end of 2017
Connectivity provides crew with access
to CRM data and improves service
(1) Source: SITA 2014 “No More Flight a Fancy”
Enablers
Gogo Projects
Segmented Networks
Dynamic Whitelists
Gogo Crew Connect

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Flight operations applications will foster
greater flight efficiencies
GOGOAIR.COM   |   111
Operational Efficiencies
Major airlines have already deployed
Electronic Flight Bags including
American Airlines
Fuel savings and optimization
opportunities
Enablers
Gogo Projects
API Integration
Quality-of-Service
Weather trial with airline
NASA TASAR
Gogo Crew Connect

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Enablers
Gogo Projects
Constant Connectivity
Access to Aircraft Server
Gogo Ramp Connect
Maintenance applications will save
airlines time and money
GOGOAIR.COM   |   112
Predictive Capabilities
Transformative monitoring and
response capabilities
Integrated on-ground and in-air
collaborative elements
Linking the maintenance team with
the aircraft

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Aircraft system apps drive
greater aircraft health
GOGOAIR.COM   |   113
Big Data Capabilities
Health monitoring is expected to be a
$3.3B
(1)
industry by 2020
Aircraft can generate GBs of data
every flight
Connectivity enables context and
timeliness
Enablers
Gogo Projects
Aircraft Data
Network
Integration
Aircraft Application Hosting
Advanced Connectivity
and API services
(1)
Source:MarketsandMarkets
Commercial
Aircraft
Health
Monitoring
Systems
Market
report

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
More capacity and the ‘Internet of Air’
will bend the ARPA curve
GOGOAIR.COM   |   114
Gogo Suite of Offerings
Passenger                                                   Crew
Aircraft
New
Products
Airline
Solutions
and Services
Operational
Applications
Passenger
Connectivity
Internet of Air

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Growing Business Aviation John Wade Executive Vice President & General Manager, Business Aviation GOGOAIR.COM | 115

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Agenda GOGOAIR.COM | 116 3Ps of Connectivity Segmenting and Connecting Aircraft Progress and Strategy

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
The 3Ps of connectivity
GOGOAIR.COM   |   117
It’s about connecting everything
connecting the
pilot
TODAY
the pilot
3,000
broadband Gogo Biz
YESTERDAY
the passenger
connecting
everyone and
everything
TOMORROW
the plane

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
3,000+ systems
installed
Longtime focus: the passenger
Jet owners use the internet just as airline passengers do
GOGOAIR.COM   |   118
Bigger
aircraft with
more seats and
passengers
This market is
becoming
established

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Thousands fly but
90%
don’t have
broadband internet
New opportunity: the pilot
Now there is a reason for pilots to want the internet as well
GOGOAIR.COM   |   119
Haven’t seen the
need
in the cockpit
New
applications will
stimulate demand
*Gogo
estimates as of 6/22/2015.
*

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
The
Internet of Things
is coming
The future: the entire plane
The plane will generate & consume far more data than passengers
GOGOAIR.COM   |   120
Revolutionizing what
we can do with
airplane
systems
Essential
components to
deliver
connected
aircraft

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Agenda GOGOAIR.COM | 121 3Ps of Connectivity Segmenting and Connecting Aircraft Progress and Strategy

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
The
‘pipe’
–
Gogo
Biz
for
any
aircraft
Gogo Biz platform offers optimum value and pricing for all aircraft sizes
ATG8000/
ATG5000
LARGE JETS
2,900 aircraft
ATG 8000 for
higher capacity
aircraft
ATG5000/
ATG4000
MEDIUM JETS
4,300 aircraft
87%
(1)
of installs
are on
medium or large
aircraft
ATG2000
LIGHT JETS
5,500 aircraft
62%
(1)
of units are
being installed on
light jets or
turboprops
ATG1000
TURBOPROPS
8,300 aircraft
Addresses jets
even further
down market
GOGOAIR.COM   |   122
* Source: JetNet iQ Report Q4 2014 and Gogo estimates as of June 2015
*
*
*
*
(1)
From 2009 through 3/31/2015

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Inmarsat Swift Broadband
Gogo offers hardware and
service
–
Aviator 200
–
Aviator 300
–
Aviator 700
Rest of world broadband
GOGOAIR.COM   |   123
Gogo Biz aviation has solutions for international aircraft
Small to Medium Aircraft
Large Aircraft
Ku band
–
expensive and limited
Ka band
–
Inmarsat Jet ConneX will offer
higher capability, expected to
become the standard
–
Gogo will sell Jet ConneX
service starting later this year

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
The
‘platform’
–
Universal
Communications System (UCS)
UCS
Data router for every
aviation broadband
network
Voice router for every
aviation voice network
Server capable of hosting
Gogo and third party
applications
Interfaces to avionics
systems
GOGOAIR.COM   |   124
Wi-Fi
Bridge
3G/4G
Modem
Ku
band
In-Cabin Devices
Avionics

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
As selected by NetJets for their fleets
UCS
Gogo Biz
Entire domestic fleet
Gogo Text and Talk
Largest business aviation
selection of the service
Gogo Vision
Largest business aviation
selection of wireless IFE
Gogo Cloud
First fully automatic IFE
video update
UCS5000
First fractional fleet
selection
GOGOAIR.COM   |   125
Wi-Fi
Bridge
3G/4G
Modem
In-Cabin Devices
Avionics

Video 5

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Agenda GOGOAIR.COM | 127 3Ps of Connectivity Segmenting and Connecting Aircraft Progress and Strategy

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
BA Segment Profit
BA Revenue
43%
CAGR
($M)
87%
CAGR
Strong BA revenue growth, profitability
GOGOAIR.COM   |   128
($M)
$3
$63
2009
2014
$26
$156
2009
2014

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Thousands more aircraft to connect
20,000
market
2,800 market
Sources: JetNet iQ Report Q4 2014; General Aviation Manufacturers Association 2012 Statistical Databook; excludes rest of world turbo props, publicly available information as of
12/31/14 and Gogo estimates. Jet ConneX is a global connectivity service provided by Inmarsat.
18,000
market
GOGOAIR.COM   |   129
Market growing nearly 30% over the next decade
ATG
Swift Broadband
Jet ConneX
Available
91%
Competition
9%
North
America
21,000
ROW
7,000
Business
Aviation Market
Available
84%
Gogo
15%
Competition
1%
Available
89%
Competition
11%

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Key priorities GOGOAIR.COM | 130 Increase aircraft online Increase ARPU Connect the pilot and the plane

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Connecting more airplanes
GOGOAIR.COM   |   131
Improving
efficiency
of
aircraft
increases need
for broadband
Equipment
incentives
increase
demand
Flight crew
applications
expands
appeal
Segmentation
compelling to
smaller
aircraft

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Increasing revenue per aircraft
GOGOAIR.COM   |   132
Data usage
Real time weather
Aircraft operating
parameters
Services
Gogo Text and Talk
Gogo Vision
Hardware
ATG 8000
UCS 5000
FANS Over Iridium

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Connecting the pilot and the plane
GOGOAIR.COM   |   133`
Developing an airborne
platform for third parties
to enable aircraft
systems to get online

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Market leader and innovator
Loyal
and
growing
customer
base
Industry’s
largest
online
fleet
Broadest product portfolio
Summary
GOGOAIR.COM   |   134

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Financial Flight Plan Norman Smagley Executive Vice President & Chief Financial Officer

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Strong revenue growth GOGOAIR.COM | 136 CA-NA Revenue ($M) BA Revenue ($M) 87% CAGR 43% CAGR $26 $156 2009 2014 $11 $251 2009 2014

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Drives segment profitability
GOGOAIR.COM   |   137
10%
Margin
40%
Margin
22%
Margin
CA-NA
Segment Profit
($M)
BA
Segment Profit
($M)
Combined
Segment Profit
($M)
$(91)
$26
$3
$63
$(89)
$89
2009
2014
2009
2014
2009
2014

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
CA-ROW financial profile
similar to CA-NA
GOGOAIR.COM   |   138
CA-ROW
Awarded Aircraft
Current aircraft backlog plus new
wins come online
ARPA increases
Similar economics to CA-NA
expected at scale
Drives segment results to
profitability
+
180
500
2012
Jun
-15

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Established profitability
GOGOAIR.COM   |   139
Total Revenue
($M)
Adjusted EBITDA*
($M)
High contribution margin creates visibility to future cash flow
*Please see reconciliation of adjusted EBITDA in appendix
$(89)
$11
2009
2014
$37
$408
2009
2014

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Financial Flight Plan GOGOAIR.COM | 140 Operating Leverage Growing Revenue Success Based CAPEX Most Efficient Capacity

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
AVERAGE REVENUE
PER AIRCRAFT
Growing revenue beyond
passenger connectivity
GOGOAIR.COM   |   141
AIRCRAFT
ONLINE
North America
Global
2014
$37M
2009
Aircraft
On-Line
CA-NA
2,100
BA 2,800
$
408M+
REVENUE
ARPA /
ARPU
CA-NA
$121K
BA $24K+

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Financial Flight Plan GOGOAIR.COM | 142 Operating Leverage Growing Revenue Success Based CAPEX Most Efficient Capacity

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Technology leadership creates the
most cost efficient capacity
GOGOAIR.COM   |   143
Small fraction of
alternative solutions
50%
Ku
50%
High Throughput Ku
Regional
14 GHz
Global
2Ku
vs. Cost of Industry Solutions
Gogo Technology
Gogo’s technology bandwidth cost advantage
Note: Cost of solution comparison determined using average global bandwidth costs and spectral efficiency estimates.

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Most cost efficient capacity-
significant competitive advantage
GOGOAIR.COM   |   144
Single Aisle Mainline
Twin Aisle International
2Ku
Next Gen
ATG
Ku
(current)
$0.5M
$1.1M
Ku
(HTS)
$0.4M
$0.8M
2Ku
Ku (current)
$1.8M
Ku (HTS)
$1.3M
(1) Net present value of bandwidth savings based on Gogo estimates using a 9% discount rate over 10 years.
NPV of Gogo Bandwidth Cost Savings
(1)

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Financial Flight Plan GOGOAIR.COM | 145 Operating Leverage Growing Revenue Success Based CAPEX Most Efficient Capacity

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Multiple operating leverage opportunities
GOGOAIR.COM   |   146
General &
Administrative
Sales &
Marketing
Engineering,
Design &
Development
Cost of
Service
New technologies and higher utilization
drives down bandwidth unit costs
All drop as
percent of
revenue

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Multiple operating leverage opportunities
GOGOAIR.COM   |   147
General &
Administrative
Sales &
Marketing
Engineering,
Design &
Development
STCs: One time & success based, scalable
Solutions & products: leveraged across
segments, geographies, and airlines
Cost of
Service
All drop as
percent of
revenue

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Multiple operating leverage opportunities
GOGOAIR.COM   |   148
General &
Administrative
Sales &
Marketing
International sales team established
Marketing leveraged across geographies
and airlines
Engineering,
Design &
Development
Cost of
Service
All drop as
percent of
revenue

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Multiple operating leverage opportunities
GOGOAIR.COM   |   149
General &
Administrative
Established and will be leveraged
across regions
Sales &
Marketing
Engineering,
Design &
Development
Cost of
Service
All drop as
percent of
revenue

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Financial Flight Plan GOGOAIR.COM | 150 Operating Leverage Growing Revenue Success Based CAPEX Most Efficient Capacity

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Success based capital expenditures
GOGOAIR.COM   |   151
Success
based investment
Generate positive
ROI
Low maintenance
CapEx
Expected high ROI
for Next Gen ATG
network
Industry-leading
product
innovations
Scale with large
installed base
Airborne Equipment
Network Equipment
Capitalized
Software

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Fasten your seatbelts ...
the best is yet to come
GOGOAIR.COM   |   152
Revenue Growth
Operating Expense Leverage
Service Margin Expansion
High ROI, High Incremental Margins
Win Aircraft & Realize Connected Aircraft
Global Scale
Technology Leadership
Success Based CAPEX

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Q&A

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Closing Remarks Michael Small President & Chief Executive Officer

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Competitive Advantages
Specialization in aviation
and telecom
Superior technology
and
cost
advantage
Industry’s most experienced
end-to-end
service provider
Unmatched scale
Gogo is well-positioned to win
GOGOAIR.COM   |   155
Signposts
Develop and deploy network and
connectivity technology
Win aircraft
Enable the connected
aircraft
Continue top and
bottom line growth

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Appendix

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Adjusted EBITDA reconciliation ($MM)
157
2009
2010
2011
2012
2013
2014
Net
Income
(142)
(140)
(18)
(96)
(146)
(85)
Interest Income
(0)
(0)
(0)
(0)
(0)
(0)
Interest
Expense
30
–
1
9
29
33
Income Tax Provision
–
3
1
1
1
1
Depreciation
& Amortization
22
31
33
37
56
64
EBITDA
(91)
(106)
16
(49)
(60)
14
Fair Value Derivative Adjustments
–
33
(59)
(10)
36
–
Class
A and Class B Senior Convertible
Preferred Stock Return
–
18
31
52
29
–
Accretion of Preferred Stock
–
9
10
10
5
–
Stock-based
Compensation Expense
1
2
2
4
6
10
Loss on Extinguishment of Debt
2
–
–
–
–
–
Write Off of Deferred Equity Financing
Costs
–
–
–
5
–
–
Amortization of Deferred Airborne Lease
Incentives
–
(1)
(1)
(4)
(8)
(13)
Adjusted EBITDA
(89)
(45)
(1)
9
8
11
Note: Minor differences exist due to rounding

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential.
Cash CapEx reconciliation ($MM)
158
2009
2010
2011
2012
2013
2014
Purchases of Property and
Equipment
(69)
(33)
(33)
(67)
(105)
(132)
Acquisition
of Intangible
Assets (Capitalized Software)
(8)
(7)
(10)
(12)
(16)
(17)
Gross CapEx
(77)
(40)
(43)
(79)
(121)
(150)
Change in Deferred
Airborne Lease Incentives
–
9
11
18
9
30
Amortization of Deferred
Airborne Lease Incentives
–
1
1
4
8
13
Landlord
Incentives
–
–
–
–
–
10
Cash CapEx
(77)
(30)
(31)
(58)
(104)
(98)
Note: Minor differences exist due to rounding

©2015 Gogo Inc. and Affiliates. Proprietary & Confidential. Analyst and Investor Day 2015